Exhibit 25.2
= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM T-1
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           |__|
___________________________
THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

(Jurisdiction of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)
333 South Hope Street Suite 2525 Los Angeles, California (Address of principal executive offices)	90071 (Zip code)
___________________________
PENSKE AUTOMOTIVE GROUP, INC.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	22-3086739 (I.R.S. employer identification no.)

TABLE OF OTHER REGISTRANTS

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
ATC CHATTANOOGA, LLC	Delaware	38-3944558
ATC KNOXVILLE, LLC	Delaware	36-4798298
ATC REALTY INVESTMENTS, LLC	Oklahoma	46-1057967
ATC WEST TEXAS, LLC	Delaware	38-3933090
AUTO MALL PAYROLL SERVICES, INC.	Florida	65-0168491
BOWEN REALTY INVESTMENTS, LLC	Oklahoma	73-1199575
CARSHOP HOLDINGS, LLC	Delaware	85-3104278
CARSHOP, LLC	Tennessee	85-3114300
CARSHOP SUPERCENTERS, LLC	Delaware	84-4917227
CJNS, LLC	Delaware	86-1024936
CLASSIC AUTO GROUP, INC.	New Jersey	22-3115638
CLASSIC ENTERPRISES, LLC	Delaware	22-3115638
CLASSIC IMPORTS, INC.	New Jersey	22-3528527
CLASSIC MANAGEMENT COMPANY, INC.	New Jersey	22-3271563
CLASSIC MOTOR SALES, LLC	Delaware	22-3555425
CLASSIC NISSAN OF TURNERSVILLE, LLC	Delaware	52-2097845
CLASSIC OLDSMOBILE-PONTIAC-GMC TRUCK, LTD.	Texas	74-2355160
CLASSIC SPECIAL ADVERTISING, INC.	Texas	74-2821777
CLASSIC SPECIAL AUTOMOTIVE GP, LLC	Texas	74-2974762
CLASSIC SPECIAL AUTOMOTIVE, LTD.	Texas	74-2974762

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
CLASSIC SPECIAL HYUNDAI, LTD.	Texas	74-2974736
CLASSIC SPECIAL, LLC	Texas	74-2974736
CLASSIC TURNERSVILLE, INC.	New Jersey	22-3523436
D. YOUNG CHEVROLET, LLC	Delaware	35-2035177
DAN YOUNG CHEVROLET, INC.	Indiana	35-1123225
DAN YOUNG MOTORS, LLC	Delaware	35-2035179
DANBURY AUTO PARTNERSHIP	Connecticut	06-1349205
DEALER ACCESSORIES, LLC	Delaware	26-0111056
DIFEO NISSAN PARTNERSHIP	New Jersey	22-3186257
DIFEO PARTNERSHIP, LLC	Delaware	22-3145559
DIFEO TENAFLY PARTNERSHIP	New Jersey	22-3186285
eCARSHOP, LLC	Delaware	none
EUROPA AUTO IMPORTS, INC.	California	95-2305855
FLORIDA CHRYSLER PLYMOUTH, INC.	Florida	59-2676162
FRN OF TULSA, LLC	Delaware	74-2870051
GENE REED CHEVROLET, INC.	South Carolina	57-0714181
GMG MOTORS, INC.	California	95-2691214
GOODSON NORTH, LLC	Delaware	74-2962022
GOODSON SPRING BRANCH, LLC	Delaware	74-2962017
HBL, LLC	Delaware	38-3635872
HILL COUNTRY IMPORTS, LTD.	Texas	74-2585314

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
HT AUTOMOTIVE, LLC	Delaware	41-2251059
HUDSON MOTORS PARTNERSHIP	New Jersey	22-3186282
KMT/UAG, INC.	California	95-3189650
LANDERS AUTO SALES, LLC	Delaware	84-1664308
LANDERS FORD NORTH, INC.	Arkansas	71-0833592
LATE ACQUISITION I, LLC	Delaware	33-1011098
LATE ACQUISITION II, LLC	Delaware	33-1011096
MOTORCARS ACQUISITION IV, LLC	Delaware	38-3569545
MOTORCARS ACQUISITION V, LLC	Delaware	87-0721680
MOTORCARS ACQUISITION VI, LLC	Delaware	86-1121782
MOTORCARS ACQUISITION, LLC	Delaware	38-3526432
OCT PARTNERSHIP	New Jersey	22-3248303
PAG ACQUISITION 27, LLC	Delaware	27-0398643
PAG ACQUISITION 28, LLC	Delaware	27-0398588
PAG ACQUISITION 66, LLC	Delaware	none
PAG ANNAPOLIS JL1, LLC	Delaware	46-3695869
PAG ATLANTA MANAGEMENT, LLC.	Delaware	13-3865530
PAG AUSTIN L1, LLC	Delaware	83-1863142
PAG AZ PROPERTIES, LLC	Delaware	26-1377262
PAG BEDFORD A1, LLC	Delaware	27-3969879
PAG BEDFORD P1, LLC	Delaware	27-3969933

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
PAG BEDFORD PROPERTIES, LLC	Delaware	none
PAG CHANDLER JLR, LLC	Delaware	82-1381434
PAG CHANTILLY M1, LLC	Delaware	26-1377251
PAG CHANTILLY P1, LLC	Delaware	83-4583556
PAG CHARLOTTE M1, LLC	Delaware	85-3233234
PAG CLOVIS T1, INC.	Delaware	26-1857570
PAG CONNECTICUT LR1, LLC	Delaware	47-2218165
PAG DAVIE P1, LLC	Delaware	46-3687094
PAG DISTRIBUTOR S1, LLC	Delaware	87-0766681
PAG EAST, LLC	Delaware	35-2036025
PAG EAST 295, LLC	Delaware	87-3472525
PAG EAST 296, LLC	Delaware	87-3495959
PAG GOODYEAR F1, LLC	Delaware	86-1024935
PAG GREENWICH B1, LLC	Delaware	46-4359670
PAG GREENWICH HOLDINGS, LLC	Delaware	46-4033557
PAG INDIANA G1, LLC	Delaware	87-2494054
PAG INDIANA H1, LLC	Delaware	87-2469519
PAG INTERNATIONAL SERVICES, LLC	Delaware	46-4042748
PAG INVESTMENTS, LLC	Delaware	27-5082711
PAG LEANDER H1, LLC	Delaware	82-3046659
PAG LEANDER H2, LLC	Delaware	87-4597246

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
PAG MADISON L1, LLC	Delaware	46-0992715
PAG MADISON T1, LLC	Delaware	46-0983205
PAG MARIN M1, INC.	Delaware	27-4171554
PAG MCALLEN H1, LLC	Delaware	46-3643632
PAG MCALLEN T1, LLC	Delaware	46-3655017
PAG MENTOR A1, INC.	Ohio	34-1403202
PAG NEW JERSEY A1, LLC	Delaware	47-5025018
PAG NEW JERSEY CS, LLC	Delaware	81-2315006
PAG NEW JERSEY JL1, LLC	Delaware	47-5068848
PAG NEW JERSEY JL2, LLC	Delaware	81-4966517
PAG NEW JERSEY JL3, LLC	Delaware	82-4010306
PAG NEW JERSEY P1, LLC	Delaware	47-5038322
PAG NORTH ORANGE A1, INC.	Delaware	86-1316708
PAG NORTH SCOTTSDALE BE, LLC	Delaware	26-1363608
PAG NORTH SCOTTSDALE M1, LLC	Delaware	82-0651162
PAG NORTH SCOTTSDALE PP1, LLC	Delaware	none
PAG NORTHERN CALIFORNIA MANAGEMENT, INC.	Delaware	27-1068131
PAG ONTARIO B1, INC.	Delaware	46-0738871
PAG ORANGE COUNTY L1, INC.	Delaware	47-4863566
PAG ORANGE COUNTY MANAGEMENT COMPANY, INC.	Delaware	45-3981423
PAG ORANGE COUNTY RR1, INC.	Delaware	45-4896142

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
PAG ORANGE COUNTY S1, INC.	Delaware	47-0957524
PAG ORLANDO GENERAL, LLC	Delaware	26-1207380
PAG ORLANDO LIMITED, LLC	Delaware	26-1206643
PAG ORLANDO PARTNERSHIP, LTD.	Florida	26-1340023
PAG PENNSYLVANIA CS, LLC	Delaware	81-2338272
PAG ROSWELL B1, LLC	Delaware	81-4497213
PAG SAN FRANCISCO N1, INC.	Delaware	27-3979807
PAG SANTA ANA AVW, INC.	Delaware	27-1339782
PAG SANTA ANA B1, INC.	Delaware	45-2267865
PAG SURPRISE T1, LLC	Delaware	46-2042352
PAG TEMPE M1, LLC	Delaware	26-1377292
PAG TEXAS MANAGEMENT COMPANY, LLC	Delaware	45-3981193
PAG TURNERSVILLE AU, LLC	Delaware	26-4426061
PAG WASHINGTON A1, LLC	Delaware	81-2292613
PAG WEST, LLC	Delaware	13-3914611
PAG WEST 293, INC.	Delaware	87-4622758
PALM AUTO PLAZA, LLC	Delaware	65-1272503
PEACHTREE NISSAN, INC.	Georgia	58-1273321
PENSKE COMMERCIAL VEHICLES US, LLC	Delaware	46-2758677
PETER PAN MOTORS, INC.	California	94-1747384
PMRC, LLC	Delaware	22-3881752

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
PTG MISSOURI, LLC	Delaware	86-2256500
PTG OF IDAHO, LLC	Delaware	84-1953882
PTG OF UTAH, LLC	Delaware	84-1943235
PTG OREGON, LLC	Delaware	87-2552435
RELENTLESS PURSUIT ENTERPRISES, INC.	California	93-1008771
SA AUTOMOTIVE, LTD.	Arizona	86-0583813
SAU AUTOMOTIVE, LTD.	Arizona	86-0839423
SCOTTSDALE 101 MANAGEMENT, LLC	Delaware	26-1363820
SCOTTSDALE FERRARI, LLC	Arizona	86-0981831
SCOTTSDALE MANAGEMENT GROUP, LLC.	Arizona	86-0573438
SCOTTSDALE PAINT & BODY, LLC	Delaware	26-1363898
SDG AUTOMOTIVE INVESTMENTS, LLC	Ohio	20-1680626
SIGMA MOTORS INC.	Arizona	86-1047752
SINGLE SOURCE TRUCK PARTS, LLC	Delaware	none
SK MOTORS, LLC	Delaware	32-0212884
SL AUTOMOTIVE, LLC	Delaware	38-3763696
SUN MOTORS, LLC	Delaware	30-0438071
TAMBURRO ENTERPRISES, INC.	Nevada	88-0485938
THE AROUND THE CLOCK FREIGHTLINER GROUP, LLC	Oklahoma	73-1199515
UAG ATLANTA H1, LLC	Delaware	30-0282545
UAG ATLANTA IV MOTORS, LLC	Delaware	58-1092076

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
UAG CAPITOL, INC.	Delaware	76-0759095
UAG CAROLINA, INC.	Delaware	13-3959601
UAG CENTRAL REGION MANAGEMENT, LLC	Indiana	38-3537233
UAG CHANTILLY AU, LLC	Delaware	87-0766680
UAG CLASSIC, INC.	Delaware	13-3987807
UAG CLOVIS, INC.	Delaware	76-0759096
UAG CONNECTICUT, LLC	Delaware	06-1589742
UAG DULUTH, INC.	Texas	58-1786146
UAG EAST, LLC	Delaware	13-3944970
UAG ESCONDIDO A1, INC.	Delaware	20-3697398
UAG ESCONDIDO H1, INC.	Delaware	20-3697348
UAG ESCONDIDO M1, INC.	Delaware	20-3697423
UAG FAYETTEVILLE I, LLC	Delaware	71-0858576
UAG FAYETTEVILLE II, LLC	Delaware	71-0858577
UAG FAYETTEVILLE III, LLC	Delaware	71-0858578
UAG FINANCE COMPANY, INC.	Delaware	13-3953915
UAG HOUSTON ACQUISITION, LTD.	Texas	38-3542915
UAG HUDSON CJD, LLC	Delaware	87-0766678
UAG HUDSON, INC.	New Jersey	22-1919268
UAG INTERNATIONAL HOLDINGS, INC.	Delaware	51-0393682
UAG KISSIMMEE MOTORS, LLC	Delaware	58-2361341

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
UAG LANDERS SPRINGDALE, LLC	Delaware	71-0846659
UAG LOS GATOS, INC.	Delaware	76-0759098
UAG MARIN, INC.	Delaware	76-0759100
UAG MEMPHIS II, INC.	Delaware	62-1722683
UAG MEMPHIS MANAGEMENT, INC.	Delaware	62-1722677
UAG MENTOR ACQUISITION, LLC	Delaware	38-3553602
UAG MINNEAPOLIS B1, LLC	Delaware	76-0819658
UAG NORTHEAST, LLC	Delaware	13-3914694
UAG REALTY, LLC	Delaware	38-3543708
UAG ROYAL PALM M1, LLC	Delaware	06-1774003
UAG SAN DIEGO A1, INC.	Delaware	20-3697335
UAG SAN DIEGO AU, INC.	Delaware	20-3955972
UAG SAN DIEGO H1, INC.	Delaware	20-3697304
UAG SAN DIEGO MANAGEMENT, INC.	Delaware	20-3955897
UAG STEVENS CREEK II, INC.	Delaware	47-0957526
UAG TEXAS II, INC.	Delaware	13-3933083
UAG TEXAS, LLC	Delaware	13-3933080
UAG TULSA HOLDINGS, LLC	Delaware	51-0410923
UAG TURNERSVILLE REALTY, LLC	Delaware	38-3543708
UAG VK, LLC	Delaware	38-3590846
UAG WEST BAY AM, LLC	Delaware	61-1442389

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
UAG WEST BAY IAU, LLC	Delaware	61-1442390
UAG WEST BAY II, LLC	Delaware	38-3672787
UAG WEST BAY IL, LLC	Delaware	30-0150590
UAG WEST BAY IM, LLC	Delaware	37-1458215
UAG WEST BAY IP, LLC	Delaware	32-3360132
UAG WEST BAY IW, LLC	Delaware	36-4521984
UAG YOUNG II, INC.	Delaware	13-3985679
UAG-CARIBBEAN, INC.	Delaware	13-3980142
UNITED AUTO LICENSING, LLC	Delaware	38-3556189
UNITED AUTO SCOTTSDALE PROPERTY HOLDINGS, LLC	Delaware	86-1123497
UNITED AUTOCARE PRODUCTS, LLC	Delaware	13-3922210
UNITED NISSAN, INC.	Georgia	58-2038392
UNITED NISSAN, INC.	Tennessee	62-0790848
UNITED RANCH AUTOMOTIVE, LLC	Delaware	86-1008720
UNITEDAUTO FINANCE, INC.	Delaware	16-1456003
WEST PALM AUTO MALL, INC.	Florida	65-0050208
WTA MOTORS, LTD.	Texas	33-1011102

2555 Telegraph Road Bloomfield Hills, Michigan (Address of principal executive offices)	48302 (Zip code)

___________________________
Subordinated Debt Securities
and Subsidiary Guarantees of Subordinated Debt Securities
(Title of the indenture securities)
= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.    General information. Furnish the following information as to the trustee:
(a)    Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429
(b)    Whether it is authorized to exercise corporate trust powers.
Yes.
2.    Affiliations with Obligor.
If the obligor is an affiliate of the trustee, describe each such affiliation.
None.
16.    List of Exhibits.
Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act").
1.    A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).
2.    A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).
3.    A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).
4.    A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-229762).

6.    The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).
7.    A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 27th day of October, 2022.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/	Marie A. Hattinger
	Name:	Marie A. Hattinger
	Title:	Vice President

EXHIBIT 7
Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
of 333 South Hope Street, Suite 2525, Los Angeles, CA 90071
At the close of business June 30, 2022, published in accordance with Federal regulatory authority instructions.

Dollar amounts
in thousands
ASSETS

	Cash and balances due from depository institutions:
	Noninterest-bearing balances and currency and coin	3,548
	Interest-bearing balances	464,922
	Securities:
	Held-to-maturity securities	0
	Available-for-sale debt securities	50,522
	Equity securities with readily determinable fair values not held for trading	0
	Federal funds sold and securities purchased under agreements to resell:
	Federal funds sold in domestic offices	0
	Securities purchased under agreements to resell	0
	Loans and lease financing receivables:
	Loans and leases held for sale	0
Loans and leases, held for investment	0
LESS: Allowance for loan and lease losses	0
Loans and leases held for investment, net of allowance	0
	Trading assets	0
	Premises and fixed assets (including capitalized leases)	17,717
	Other real estate owned	0
	Investments in unconsolidated subsidiaries and associated companies	0
	Direct and indirect investments in real estate ventures	0
	Intangible assets	856,313
	Other assets	104,690

	Total assets	$1,497,712
1

LIABILITIES

Deposits:
In domestic offices		1,570
Noninterest-bearing	1,570
Interest-bearing	0

Federal funds purchased and securities
sold under agreements to repurchase:
Federal funds purchased in domestic offices		0
Securities sold under agreements to repurchase		0
Trading liabilities		0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)		0
Not applicable
Not applicable
Subordinated notes and debentures		0
Other liabilities		264,945
Total liabilities		266,515
Not applicable
EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	325,102
Not available
Retained earnings	905,091
Accumulated other comprehensive income	4
Other equity capital components	0
Not available
Total bank equity capital	1,231,197
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,231,197
Total liabilities and equity capital	1,497,712
I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty	)	CFO
We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and
2

to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President	)
Michael P. Scott, Managing Director	)	Directors (Trustees)
Kevin P. Caffrey, Managing Director	)
3